BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST
BlackRock Pennsylvania Municipal Bond Fund
(each, a “Fund”)

SUPPLEMENT DATED JUNE 22, 2009
TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Effective June 22, 2009, each Fund’s Prospectus is amended as set forth below.

The third paragraph in the section entitled “Dividends and Taxes” is replaced with the following:

The Fund will purchase a municipal security only if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes and exempt from Pennsylvania state and local personal income taxes (i.e., “tax-exempt”). For purposes of the Fund’s investment strategies, municipal securities and municipal bonds do not include certain tax credit bonds or tax subsidy bonds issued by municipalities and/or states, the interest of which are generally taxable for Federal income tax purposes. Holders of tax credit bonds may be entitled to be allocated income tax credits of certain amounts. To the extent that the dividends distributed by the Fund are derived from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent that the distributions by the Fund are derived from interest or gains from Pennsylvania municipal bonds and the Fund meets certain state tax requirements, they are also exempt from Pennsylvania state and local personal income taxes. Interest income from other investments may produce taxable distributions. Dividends derived from capital gains realized by the Fund may be subject to state and local income or property tax to the extent not attributable to gains from Pennsylvania municipal bonds. If you are subject to income tax in a state other than Pennsylvania, the dividends and gains derived from Pennsylvania municipal bonds generally will not be exempt from income tax in that state.

Code# PAMB-PR-0609-SUP